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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

       Date of report (Date of earliest event reported): February 10, 2004

                          FOREST CITY ENTERPRISES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

             Ohio                         1-4372                  34-0863886
 ----------------------------     ------------------------   -------------------
 (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



            Terminal Tower, 50 Public Square,                    44113
               Suite 1100, Cleveland, Ohio                     ---------
               ---------------------------                     (Zip Code)
        (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (216) 621-6060
                                                           --------------



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On February 10, 2004, Forest City Enterprises, Inc., an Ohio corporation, issued and sold $100,000,000 aggregate principal amount of its 7.375% Senior Notes due February 1, 2034 pursuant to a shelf registration statement on Form S-3 (Reg. No. 333-87378) previously declared effective. In connection therewith, the opinion of counsel is filed herewith and is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         Exhibit
         Number                     Exhibit
         -------                    -------
         5.1                        Opinion of Jones Day


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FOREST CITY ENTERPRISES, INC.


                            By:       /s/ Thomas G. Smith
                                  ---------------------------------------------
                                  Name:   Thomas G. Smith
                                  Title:  Executive Vice President, Chief
                                          Financial Officer and Secretary


Dated:  February 10, 2004



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                                  EXHIBIT INDEX



         Exhibit
         Number                     Exhibit
         -------                    -------
         5.1                        Opinion of Jones Day